UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2024

 Vista Outdoor Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36597		47-1016855
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

1 Vista Way	Anoka	MN	55303
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code:  (763) 433-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01	VSTO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02. Results of Operations and Financial Condition

On August 5, 2024, Vista Outdoor Inc. ("Vista Outdoor" or the "Company") issued a press release reporting its financial results for the fiscal quarter ended June 30, 2024. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

The information contained in Item 2.02 of this report, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 9.01. Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description
99.1	Press release, dated August 5, 2024, reporting Vista Outdoor’s financial results for the fiscal quarter ended June 30, 2024
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document
Forward-Looking Statements

Some of the statements made and information contained in these materials, excluding historical information, are “forward-looking statements,” including those that discuss, among other things: the Company’s plans, objectives, expectations, intentions, strategies, goals, outlook or other non-historical matters; projections with respect to future revenues, income, earnings per share or other financial measures for the Company; and the assumptions that underlie these matters. The words “believe,” “expect,” “anticipate,” “intend,” “aim,” “should” and similar expressions are intended to identify such forward-looking statements. To the extent that any such information is forward-looking, it is intended to fit within the safe harbor for forward-looking information provided by the Private Securities Litigation Reform Act of 1995.

Numerous risks, uncertainties and other factors could cause the Company’s actual results to differ materially from the expectations described in such forward-looking statements, including the following: risks related to the Transaction, including (i) the failure to receive, on a timely basis or otherwise, the required approval of the Transaction by the Company’s stockholders, (ii) the possibility that any or all of the various conditions to the consummation of the Transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals), (iii) the possibility that competing offers or acquisition proposals may be made, (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement relating to the Transaction, including in circumstances which would require the Company to pay a termination fee, (v) the effect of the announcement or pendency of the Transaction on the Company’s ability to attract, motivate or retain key executives and employees, its ability to maintain relationships with its customers, vendors, service providers and others with whom it does business, or its operating results and business generally, (vi) risks related to the Transaction diverting management’s attention from the Company’s ongoing business operations and (vii) that the Transaction may not achieve some or all of any anticipated benefits with respect to either business segment and that the Transaction may not be completed in accordance with the Company’s expected plans or anticipated timelines, or at all; impacts from the COVID-19 pandemic on the Company’s operations, the operations of the Company’s customers and suppliers and general economic conditions; supplier capacity constraints, production or shipping disruptions or quality or price issues affecting the Company’s operating costs; the supply, availability and costs of raw materials and components; increases in commodity, energy, and production costs; seasonality and weather conditions; the Company’s ability to complete acquisitions, realize expected benefits from acquisitions and integrate acquired businesses; reductions in or unexpected changes in or the Company’s inability to accurately forecast demand for ammunition, accessories, or other outdoor sports and recreation products; disruption in the service or significant increase in the cost of the Company’s primary delivery and shipping services for the Company’s products and components or a significant disruption at shipping ports; risks associated with diversification into new international and commercial markets, including regulatory compliance; the Company’s ability to take advantage of growth opportunities in international and commercial markets; the Company’s ability to obtain and maintain licenses to third-party technology; the Company’s ability to attract and retain key personnel; disruptions caused by catastrophic events; risks associated with the Company’s sales to significant retail customers, including unexpected cancellations, delays, and other changes to purchase orders; the Company’s competitive environment; the Company’s ability to adapt the Company’s products to changes in technology, the marketplace and customer preferences, including the Company’s ability to respond to shifting preferences of the end consumer from brick and mortar retail to online retail; the Company’s ability to maintain and enhance brand recognition and reputation; others’ use of social media to disseminate negative commentary about us, the Company’s products, and boycotts; the outcome of contingencies, including with respect to litigation and other proceedings relating to intellectual property, product liability, warranty liability, personal injury, and environmental remediation; the Company’s ability to comply with extensive federal, state and international laws, rules and regulations; changes in laws, rules and regulations relating to the Company’s business, such as federal and state ammunition regulations; risks associated with cybersecurity and other industrial and physical security threats; interest rate risk; changes in the current tariff structures; changes in tax rules or pronouncements; capital market volatility and the availability of financing; foreign currency exchange rates and fluctuations in those rates; general economic and business conditions in the United States and the Company’s markets outside the United States, including as a result of the war in Ukraine and the imposition of sanctions on Russia, the COVID-19 pandemic, conditions affecting employment levels, consumer confidence and spending, conditions in the retail environment, and other economic conditions affecting demand for the Company’s products and the financial health of the Company’s customers.

You are cautioned not to place undue reliance on any forward-looking statements we make, which are based only on information currently available to the Company and speak only as of the date hereof. A more detailed description of risk factors that may affect the Company’s operating results can be found in Part 1, Item 1A, Risk Factors, of the Company’s Annual Report on Form 10-K for fiscal year 2023, in Part II, Item 1A, Risk Factors, of the Company’s Quarterly Report on Form 10-Q for the third quarter of fiscal year 2024, and in the filings we make with Securities and Exchange Commission from time to time. We undertake no obligation to update any forward-looking statements, except as otherwise required by law.

No Offer or Solicitation

This communication is neither an offer to sell, nor a solicitation of an offer to buy any securities, the solicitation of any vote, consent or approval in any jurisdiction pursuant to or in connection with the Transaction (as defined below) or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

These materials may be deemed to be solicitation material in respect of the transaction among Vista Outdoor, Revelyst, Inc. (“Revelyst”), CSG Elevate II Inc., CSG Elevate III Inc. and CZECHOSLOVAK Group a.s. (the “Transaction”). In connection with the Transaction, Revelyst, a subsidiary of the Company, filed with the SEC on January 16, 2024 a registration statement on Form S-4 in connection with the proposed issuance of shares of common stock of Revelyst to the Company stockholders pursuant to the Transaction, which Form S-4 includes a proxy statement of the Company that also constitutes a prospectus of Revelyst (the “proxy statement/prospectus”). INVESTORS AND STOCKHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE COMPANY’S PROXY STATEMENT/PROSPECTUS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND THE PARTIES TO THE TRANSACTION. After the Registration Statement is declared effective, Vista Outdoor will mail the definitive proxy statement/prospectus to each Vista Outdoor stockholder entitled to vote at the meeting relating to the approval of the Transaction. Investors and stockholders may obtain the proxy statement/ prospectus and any other documents free of charge through the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at www.vistaoutdoor.com.

Participants in Solicitation

The Company, Revelyst, CSG Elevate II Inc., CSG Elevate III Inc. and CZECHOSLOVAK GROUP a.s. and their respective directors, executive officers and certain other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from the Company’s stockholders in respect of the Transaction. Information about the Company’s directors and executive officers is set forth in the Company’s proxy statement on Schedule 14A for its 2023 Annual Meeting of Stockholders, which was filed with the SEC on June 12, 2023 and subsequent statements of changes in beneficial ownership on file with the SEC. These documents are available free of charge through the SEC’s website at www.sec.gov. Additional information regarding the interests of potential participants in the solicitation of proxies in connection with the Transaction, which may, in some cases, be different than those of the Company’s stockholders generally, is also included in the proxy statement/prospectus relating to the Transaction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 5, 2024		VISTA OUTDOOR INC.

		By:	Jung Choi
		Name:	/s/ Jung Choi
		Title:	Co-General Counsel & Secretary

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